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                                                                      EXHIBIT 21

                              SCEcorp SUBSIDIARIES
                              --------------------

                                 February 1994

                                HOLDING COMPANY
                                ---------------

SCEcorp
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                              UTILITY SUBSIDIARIES
                              --------------------

SOUTHERN CALIFORNIA EDISON COMPANY
- ----------------------------------

   CALIFORNIA ELECTRIC POWER COMPANY
   CONSERVATION FINANCING CORPORATION
   ENERGY SERVICES, INC.
   MONO POWER COMPANY
   THE BEAR CREEK URANIUM COMPANY
   SCE CAPITAL COMPANY
   SOUTHERN STATES REALTY

                            NON-UTILITY SUBSIDIARIES
                            ------------------------

THE MISSION GROUP
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MISSION ENERGY COMPANY
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Aguila Energy Company (LP)
    American Bituminous Power Partners, L.P. (Delaware limited partnership)
         American Kiln Partners, L.P. (Delaware limited partnership)
Anacapa Energy Company (GP)
    Salinas River Cogeneration Company (partnership)
Anacostia Energy Company (D.C. corporation) (inactive)
Arrowhead Energy Company
    Crown Energy, L.P. (New Jersey partnership)
         Crown Vista Urban Renewal Corporation (New Jersey corporation)
Balboa Energy Company (GP)
    Smithtown Cogeneration, L.P. (Delaware partnership)
Bergen Point Energy Company (GP)
    TEVCO/Mission Bayonne Partnership (Delaware general partnership)
Blue Ridge Energy Company (GP)
    Bretton Woods Cogeneration, L.P. (Delaware limited partnership)
BN Geothermal, Inc. (Delaware corporation)
    Vulcan/BN Geothermal Power Company (Nevada general partnership)
Bretton Woods Energy Company (GP & LP)
    Bretton Woods Cogeneration, L.P. (Delaware limited partnership)
Camino Energy Company (GP)
    Watson Cogeneration Company (general partnership)
Capistrano Cogeneration Company (GP)
    James River Cogeneration Company (North Carolina partnership)
Capitol Energy Company (D.C. corporation) (inactive)
Centerport Energy Company (GP & LP)
    Riverhead Cogeneration I, L.P. (Delaware partnership)
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Chesapeake Bay Energy Company (formerly Woodand Energy Company) (GP)
    Delaware Clean Energy Project (Delaware general partnership)
Chester Energy Company
Clayville Energy Company
    Oconee Energy, L.P. (Delaware limited partnership)
Colonial Energy Company (formerly Hentland Farm Energy Company) (inactive) Conejo Energy Company (GP & LP)
    Andy Hoch (Del Ranch), L.P. (partnership)
Coronado Energy Company
    Oconee Energy, L.P. (Delaware limited partnership)
Crescent Valley Energy Company (GP)
    Beowawe Geothermal Power Company (general partnership)
Crystal River Energy Company (GP & LP)
    Glenwood Springs Salt Company, L.P. (partnership)
Del Mar Energy Company (GP)
    Mid-Set Cogeneration Company (partnership)
Desert Sunrise Energy Company (Nevada corporation) (inactive)
Devereaux Energy Company (LP)
   Auburndale Power Partners, Limited Partnership (Delaware limited partnership) Eastern Sierra Energy Company (GP & LP)
    Saguaro Power Company, A Limited Partnership (partnership)
East Maine Energy Company (inactive)
El Dorado Energy Company (GP)
   Auburndale Power Partners, Limited Partnership (Delaware limited partnership) EMP, Inc. (Oregon corporation) (GP & LP)
    GEO East Mesa Limited Partnership (partnership)
         GEO East Mesa Electric Co. (Nevada corporation)
Four Counties Gas Company (inactive)
Hanover Energy Company
    Chickahominy River Energy Corp. (GP & LP)
         Commonwealth Atlantic Limited Partnership (Delaware partnership) Holtsville Energy Company (GP & LP)
    Brookhaven Cogeneration, L.P. (Delaware partnership)
Indian Bay Energy Company (GP & LP)
    Riverhead Cogeneration III, L.P. (Delaware partnership)
Jefferson Energy Company (GP & LP)
    Gordonsville Energy, L.P. (Delaware partnership)
Kings Canyon Energy Company (inactive)
Kingspark Energy Company (GP & LP)
    Smithtown Cogeneration, L.P. (Delaware partnership)
Laguna Energy Company (inactive)
La Jolla Energy Company (inactive)
Lake Grove Energy Company (inactive)
Lakeview Energy Company
    Georgia Peakers, L.P. (Delaware limited partnership)
Lehigh River Energy Company (GP)
    TEVCO/Mission Assets Partnership (Delaware general partnership) Continental
         Energy Associates, Limited Partnership (Massachusetts partnership) Longview Cogeneration Company (formerly Columbia River Cogeneration
Company, formerly Cabrillo Energy Company)
Madera Energy Company (GP)
    Brookhaven Cogeneration, L.P. (Delaware partnership)
Madison Energy Company (formerly Sunshine Generators, Inc.) (LP)
    Gordonsville Energy, L.P. (Delaware partnership)
MEC International B.V. (Netherlands corporation)
    Hydro Energy B.V. (Netherlands Antilles company)
         Compania Mediterranea de Energias, S.A. (Spain corporation)
         Energias Hidraulicas, S.A. (Spain corporation)





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         Iberica de Energias, S.A. (Spain corporation)
    Iberian Hy-Power Amsterdam B.V. (Netherlands corporation)
         Electra La Mella, S.A. (Spain corporation)
         Electrometalurgica del Ebro, S.A. (Spain corporation)
         Hidroelectrica del Cadagua, S.A. (Spain corporation)
         Hidroelectrica de Casillas, S.A. (Spain corporation)
         Hidroelectrica de Olvera, S.A. (Spain corporation)
         Hidroelectrica de Posadas, S.A. (Spain corporation)
         Hidroelectrica del Sossis, S.A. (Spain corporation)
         Hydro Energy B.V. (Netherlands Antilles company)
             Compania Mediterranea de Energias, S.A. (Spain corporation) Energias Hidraulicas, S.A. (Spain corporation)
             Iberica de Energias, S.A. (Spain corporation)
    Latrobe Power Pty. Ltd. (Australian corporation)
         Mission Victoria Partnership (Australian partnership)
             Latrobe Power Partnership (Australian partnership)
                 Loy Yang B Joint Venture (Australian joint
                     venture)
    Loy Yang Holdings Pty. Ltd. (Australian corporation)
         Latrobe Power Pty. Ltd. (Australian corporation)
             Mission Victoria Partnership (Australian partnership)
                 Latrobe Power Partnership (Australian partnership)
                     Loy Yang B Joint Venture (Australian joint venture)
         Mission Energy Australia Pty. Ltd. (Australian public company)
             Latrobe Power Partnership (Australian partnership)
                 Loy Yang B Joint Venture (Australian joint venture)
         Mission Energy Ventures Australia Pty. Ltd. (Australian company)
             Mission Victoria Partnership (Australian partnership)
                 Latrobe Power Partnership (Australian partnership)
                     Loy Yang B Joint Venture (Australian joint venture) Traralgon Power Pty. Ltd. (Australian corporation)
             Mission Victoria Partnership (Australian partnership)
                 Latrobe Power Partnership (Australian partnership)
                     Loy Yang B Joint Venture (Australian joint venture)
    Mission Energy Asia Pte Ltd. (Singapore private limited company)
    Mission Energy Company (UK) Limited (United Kingdom private limited company)
         Derwent Cogeneration Limited (United Kingdom private limited company) Mission Energy Limited (United Kingdom private limited company)
         Mission Energy Services Limited (United Kingdom private limited company) Mission (No. 2) Limited (United Kingdom private limited company) (formerly Mowlem Power Ltd.)
    Mission Energy Holdings Pty. Ltd. (Australian corporation)
         Mission Energy Development Australia Pty. Ltd.(Australian corporation) Mission Energy Management Australia Pty. Ltd. (Australian corporation)
    Pride Hold Ltd. (United Kingdom corporation)
         Lakeland Power Limited (United Kingdom private company)
    Traralgon Power Pty. Ltd. (Australian corporation)
         Mission Victoria Partnership (Australian partnership)
             Latrobe Power Partnership (Australian partnership)
                 Loy Yang B Joint Venture (Australian joint venture)
Mission Energy Asia (formerly Cypress Energy Company)
Mission Energy Canada Corporation (British Columbia company)
    B.C. Star Partners (partnership)
    The Mission Interface Partnership (Province of Ontario general partnership) Mission Energy Fuel Company
    Mission Energy Methane Company
    Mission Energy Oil and Gas Company





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         Four Star Oil & Gas Company (partnership)
    Mission Energy Petroleum Company
    Pocono Fuels Company (inactive)
    Southern Sierra Gas Company
         TM Star Fuel Company (general partnership)
Mission Energy Indonesia (formerly Chula Energy Company)
Mission Energy Mexico (inactive)
Mission Energy New York, Inc. (formerly Allegheny Energy Company) (GP & LP)
    Brooklyn Navy Yard Cogeneration Partners, L.P. (Delaware partnership) Mission Energy Westside, Inc. (formerly Sun Coast Energy Company)
Mission Operation and Maintenance, Incorporated
Mission Triple Cycle Systems Company (GP)
    Triple Cycle Partnership (Texas general partnership)
Niguel Energy Company (GP & LP)
    Elmore, Ltd. (partnership)
Northern Sierra Energy Company (GP)
    Sobel Cogeneration Company (general partnership)
Ortega Energy Company
Otter Point Energy Company (Maryland corporation) (inactive)
Panther Timber Company (GP)
    American Kiln Partners, L.P. (Delaware limited partnership)
Patapsco Energy Company (inactive)
Pleasant Valley Energy Company (GP)
    American Bituminous Power Partners, L.P. (Delaware limited partnership) Prince George Energy Company (LP)
    Hopewell Cogeneration Limited Partnership (Delaware limited partnership)
         Hopewell Cogeneration Inc. (Delaware corporation)
             Hopewell Cogeneration Limited Partnership (Delaware limited partnership)
Quartz Peak Energy Company (LP)
    Nevada Sun-Peak Limited Partnership (Nevada partnership)
Rapidan Energy Company (GP)
    Gordonsville Energy, L.P. (Delaware partnership)
Reeves Bay Energy Company (GP & LP)
    North Shore Energy, L.P. (Delaware partnership)
         Northville Energy Corporation (New York corporation)
Ridgecrest Energy Company (GP)
    Riverhead Cogeneration I, L.P. (Delaware partnership)
Rio Escondido Energy Company
    Energia Del Norte, S.A. de C.V. (partnership)
         Minera Carbonifera Rio Escondido, S.A. de C.V. (Mexico corporation) Riverport Energy Company (GP & LP)
    Riverhead Cogeneration II, L.P. (Delaware partnership)
San Felipe Energy Company (GP & LP)
    Leathers, L.P. (partnership)
San Gabriel Energy Company (inactive)
San Jacinto Energy Company (inactive)
San Joaquin Energy Company (GP)
    Midway-Sunset Cogeneration Company, L.P. (partnership)
San Juan Energy Company (GP)
    March Point Cogeneration Company (partnership)
San Pedro Energy Company (GP)
    Riverhead Cogeneration II, L.P. (Delaware partnership)
Santa Ana Energy Company (GP)
    Riverhead Cogeneration III, L.P. (Delaware partnership)
Santa Clara Energy Company (GP)
    North Shore Energy, L.P. (Delaware partnership)
         Northville Energy Corporation (New York corporation)





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Silverado Energy Company (GP)
    Coalinga Cogeneration Company (partnership)
Silver Springs Energy Company
    Georgia Peakers, L.P. (Delaware limited partnership)
Sonoma Geothermal Company (GP & LP)
    Geothermal Energy Partners Ltd. (partnership)
South Coast Energy Company (GP)
    Harbor Cogeneration Company (partnership)
Southern Sierra Energy Company (GP)
    Kern River Cogeneration Company (general partnership)
    MH V (partnership)
         Centennial Place L.P. (partnership)
Viejo Energy Company (GP)
    Sargent Canyon Cogeneration Company (partnership)
Vista Energy Company (New Jersey corporation) (GP & LP)
    Vista Energy, L.P. (New Jersey limited partnership)
         Crown Vista Urban Renewal Corporation (New Jersey corporation) Western Sierra Energy Company (GP)
    Sycamore Cogeneration Company (general partnership)
Winters Run Energy Company (Maryland corporation) (inactive)

    MISSION FIRST FINANCIAL
    -----------------------

Mission Funding Company
    Mission Funding Gamma
    Mission Funding Epsilon
         Mission Funding Delta
         Mission Investments, Inc. (U.S. Virgin Islands corporation) Mission Funding Alpha
         Mission (Bermuda) Investments, Ltd. (Bermuda corporation)
         GEM Energy Company (New York partnership)
    Mission Funding Beta
    Mission Funding Theta
    Mission Funding Kappa
         ABB Funding Partners, L.P. (partnership)
    Mission Housing Investments
         Abby Associates L.P. (Windmere) (partnership)
         AE Associates L.P. (Avenida Espana) (partnership)
         Argyle Redevelopment Partnership, Ltd. (Colorado partnership) Bartlett Hill Associates L.P. (partnership)
         Berry Avenue Associates L.P. (partnership)
         Carlton Way Apartments L.P. (partnership)
         Centertown Associates L.P. (partnership)
         Centro Partners L.P. (partnership)
         Corona Ely/Ranch Associates L.P. (partnership)
         Coyote Springs Apartments Associates L.P. (partnership) Crescent Arms L.P. (partnership)
         Cypress Cove Associates (partnership)
         Delta Plaza Associates (partnership)
         EAH Larkspur Creekside Associates L.P. (partnership)
         East Cotati Avenue Partners L.P. (partnership)
         Edmundson Associates L.P. (partnership)
         Farm (The) Associates L.P. (partnership)
         Fell Street Housing Associates L.P. (partnership)
         Gilroy Redwood Associates L.P. (Redwoods) (partnership) Ginzton Associates L.P. (partnership)
         Grossman Apartments Investors L.P. (partnership)
         Heather Glen Associates L.P. (partnership)
         Holy Family Associates L.P. (partnership)
         Hope West Apartments L.P. (partnership)
         Kennedy Lofts Associates L.P. (Massachusetts partnership)





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         La Brea/Franklin L.P. (partnership)
         Larkin Pine L.P. (partnership)
         MH I (partnership)
             California Park Apartments L.P. (partnership)
         MH II (partnership)
             5363 Dent Avenue Associates L.P. (partnership)
         MH III (partnership)
             DeRose Housing Associates L.P. (partnership)
         MH IV (partnership)
             MPT Apartments L.P. (MacArthur Park) (partnership)
         MH V (partnership)
             Centennial Place L.P. (partnership)
         Mar Associates L.P. (partnership)
         Mayacamas Village Associates L.P. (partnership)
         Mid-Peninsula Sharmon Palms Associates L.P. (Sharmon Palms)
         (partnership)
         Mission Capp L.P. (partnership)
         Mission Housing Alpha
             Lee Park Investors L.P. (Pennsylvania partnership)
         Mission Housing Beta
             Richmond City Center Associates L.P. (partnership)
         Mission Housing Gamma
             Del Carlo Court Associates L.P. (partnership)
         Mission Housing Delta
             MH I (partnership)
                 California Park Apartments L.P. (partnership)
             MH II (partnership)
                 5363 Dent Avenue Associates L.P. (partnership)
             MH III (partnership)
                 DeRose Housing Associates L.P. (partnership)
             MH IV (partnership)
                 MPT Apartments L.P. (MacArthur Park) (partnership)
             MH V (partnership)
                 Centennial Place L.P. (partnership)
         Mission Housing Epsilon
         Mission Housing Zeta
         Mission Housing Theta
             Mission Housing Investors Partnership
                 Forest Winds Associates L.P. (partnership)
                 Glen Eden Associates L.P. (partnership)
                 Gray's Meadows Investors L.P. (partnership)
                 Prince Bozzuto L.P. (Maryland partnership)
                 Rancho Park Associates L.P. (partnership)
                 Rustic Gardens Associates L.P. (partnership)
                 Sea Ranch Apartments L.P. (partnership)
                 Springdale Kresson Associates, L.P. (New Jersey partnership) 1028 Howard Street Associates L.P. (partnership)
         Morrone Gardens Associates L.P. (partnership)
         Neary Lagoon Associates L.P. (partnership)
         Open Doors Associates L.P. (partnership)
         Pajaro Court Associates L.P. (partnership)
         Palmer House L.P. (partnership)
         Park Place Terrace L.P. (partnership)
         Pilot Grove L.P. (Massachusetts partnership)
         Pinole Grove Associates (partnership)
         Post Office Plaza L.P. (Ohio partnership)
         Rincon De Los Esteros Associates L.P. (partnership)
         Riverside/Liebrandt Partners L.P. (partnership)
         Rosebloom Associates L.P. (partnership)
         Runsen Associates L.P. (partnership)
         San Pablo Senior Housing Associates L.P. (partnership)
         San Pedro Gardens Associates L.P. (partnership)





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         Santa Paulan Senior Apartments Associates L.P.(partnership)
         Second Street Center L.P. (partnership)
         South Beach Housing Associates L.P. (partnership)
         Stoney Creek Associates L.P. (partnership)
         Studebaker Building L.P. (partnership)
         Sultana Acres Associates L.P. (partnership)
         Tabor Grand L.P. (Colorado partnership)
         The Josephinum Associates L.P. (Washington partnership)
         Tierra Linda Associates L.P. (partnership)
         Tlaquepaque Housing Associates L.P. (partnership)
         Tuscany Associates L.P. (partnership)
         Washington Creek Associates L.P. (partnership)
         Westport Village Homes Associates L.P. (partnership)
         Wheeler Manor Associates L.P. (partnership)
         Winfield Hill Associates L.P. (partnership)
         YWCA Villa Nueva Partners L.P. (partnership)
         16th & Church Street Associates L.P. (partnership)
         1101 Howard Street Associates L.P. (partnership)
         210 Washington Avenue Associates (Connecticut partnership) Mission First Asset Investment
    Mission Funding Zeta
         Huntington L.P. (New York partnership)
Renewable Energy Capital Company
Burlington Apartments, Inc.
         Burlington Arboretum L.P. (partnership)

    MISSION LAND COMPANY
    --------------------

Associated Southern Investment Company
    Calabasas Park Company (partnership) (inactive)
         Central Valley/Calabasas L.P. (partnership)
Calabasas Palatino, Inc. (inactive)
California Commerce Center--North, L.P. (partnership)
Carol Point Builders I (partnership)
Carol Point Builders II (partnership)
Carol Stream Developers (partnership)
Centrelake Partners, L.P. (partnership)
Corona Partners, L.P. (partnership)
Irwindale Land Company (inactive)
Lusk-Mission Industrial Partners I (partnership)
Mission Airport Park Development Co.
    Ontario Airport Industrial Park (partnership)
Mission-CCH I, L.P. (partnership)
Mission-Comstock Crosser Hickey (partnership)
Mission-DAI I, L.P. (partnership) (inactive)
Mission-Dominion Partners I, L.P. (partnership)
Mission Industrial Constructors, Inc. (inactive)
Mission-Koll I, L.P. (partnership)
Mission-Messenger Vacaville (partnership)
Mission-Nexus I, L.P. (partnership)
Mission-Nexus II, L.P. (partnership)
Mission-Ontario, Inc. (inactive)
Mission-Shea I, L.P. (partnership)
Mission-701 Minnesota (partnership)
Mission South Bay Company (inactive)
Mission Texas Property Holdings, Inc.
Ontario Lakeshore Partners, L.P. (partnership)
Parkway Business Centre Partners, Ltd. (partnership) (inactive)
Realco Texas Master Limited Partnership (Texas partnership)





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